FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 1998

                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

0-21766                                                               56-1615990
(Commission File Number)                       (IRS Employer Identification No.)

4024 Stirrup Creek Drive
P.O. Box 13737
Durham, North Carolina                                                27709-3737
(Address of principal executive offices)                              (Zip Code)

                                 (919) 544-0015
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

              The Exhibit Index appears on Page 3 of this report.

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Item 5. Other Events.

     On October 13, 1998, the Registrant issued a press release that discloses:
(1) the Registrant has retained CIBC-Oppenheimer as its financial advisor; and
(2) the Registrant submitted to NASDAQ on October 9, 1998 the Registrant's plan for achieving and maintaining continued listing on the NASDAQ National Market. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

     Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the Registrant's ability to achieve and maintain continued listing on the NASDAQ National Market. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include the possible failure to develop and implement the Registrant's plan and possible failure to grant the Registrant sufficient time to achieve and maintain continued listing on the NASDAQ National Market and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit No.         Exhibit
-----------         -------
99.1                Press Release of the Registrant, dated October 13, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BROADBAND TECHNOLOGIES, INC.

                                        By: /s/ David Orr
                                            ---------------------------------
                                        Name: President

Dated: October 13, 1998


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                                 EXHIBIT INDEX

Exhibit No.         Description                                             Page No.
-----------         -----------                                             --------
99.1                Press Release of Registrant, dated October 13, 1998.        4





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